UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North High Street, Suite 200
West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	VRCA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2019, Verrica Pharmaceuticals Inc. (the “Company”) entered into a lease (the “Lease”) with 44 West Gay LLC (the “Landlord”) for approximately 5,829 square feet of office space located on the 4th floor of 44 West Gay Street, West Chester, Pennsylvania (the “44 West Property”). The 44 West Property is expected to serve as the Company’s new headquarters beginning in mid-2020, replacing its existing headquarters at 10 North High Street, Suite 200, West Chester, Pennsylvania.

The term of the Lease will end 7 years after the Commencement Date (as defined in the Lease), unless terminated earlier. The Company is entitled to an option to extend the term of the Lease for five years and an ongoing right of first offer to lease up to approximately 5,000 square feet of additional space on the same floor of the building, subject to certain occupancy and other conditions set forth in the Lease.

The Company’s monthly base rent for the first year after the Commencement Date will be $14,572.50, with annual increases thereafter as set forth in the Lease. In addition, the Company is responsible for its proportionate share of operating expenses and real estate taxes for the building in a given year.

The Lease also contains customary provisions allowing the Landlord to terminate the Lease if the Company fails to remedy a breach of any of its obligations within specified time periods, or upon bankruptcy or insolvency of the Company.

The foregoing description of the Lease is only a summary and is qualified in its entirety by reference to the complete terms and conditions of the Lease, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Lease Agreement dated July 1, 2019 between the Company and 44 West Gay LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verrica Pharmaceuticals Inc.

Date: July 1, 2019	/s/ Chris Degnan
Chris Degnan
Chief Financial Officer